                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549




                                 FORM 8-K/A



                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported):
                             November 6, 1996

                    Date of Amendment: November 14, 1996

                        NATIONAL R.V. HOLDINGS, INC.
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        (Exact name of registrant as specified in its charter)



    Delaware                     0-22268                      13-0371079
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(State or other               (Commission                  (I.R.S. Employer
 jurisdiction)                 File Number)                Identification No.)



                3411 N. Perris Blvd., Perris, California 92571
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              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (909) 943-6007



                                    N/A
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       (Former name and former address, if changed since last report)



                               AMENDMENT NO. 1
        The undersigned registrant hereby amends its current report on Form 8-K, dated November 6, 1996, to amend Items 2 and
        7(b) as set forth herein.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         On November 6, 1996, National R.V. Holdings, Inc., a Delaware corporation (the "Company"), announced that pursuant to a Share Exchange Agreement, dated as of October 22, 1996 (the "Exchange Agreement") , with Country Coach, Inc. ("CCI") and the stockholders of CCI, all of the outstanding shares of common stock of CCI were exchanged (the "Share Exchange") for an aggregate of 543,806 shares of the Company's common stock at closing on November 6, 1996, in accordance with the terms of the Exchange Agreement.

         CCI is a leading manufacturer of Highline motorhomes and bus conversions which are marketed under the Concept, Affinity, Magna, Intrigue, Allure and Country Coach Prevost Conversion brand names. CCI will be operated as a wholly-owned subsidiary of the Company. In connection with the Share Exchange, the Company assumed $10.1 million of debt of CCI. In addition, in connection with the transaction effected by the Share Exchange, CCI was granted an option (the "Option") for $2.1 million to purchase a manufacturing site currently leased by CCI in Junction City, Oregon. The Company may, in the future, cause CCI to exercise the Option.

         All of the terms of the Share Exchange are set forth in the Share Exchange Agreement which is filed as Exhibit A hereto and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (b)  Unaudited Pro-Forma Financial Information

              Basis of Presentation

              The unaudited pro forma combined financial statements are presented giving effect to the Acquisition (the "Acquisition") of Country Coach, Inc. ("Country Coach") and are not necessarily indicative of the financial position or financial results that might have been achieved had the Acquisition occurred as of an earlier date, nor are they necessarily indicative of the financial position or financial results which may occur in the future. The Unaudited Pro Forma Combined Balance Sheet has been presented assuming the Acquisition occurred on September 30, 1996. The Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1995 has been presented as if the Acquisition had occurred on January 1, 1995 and the Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 1996 has been presented as if the Acquisition had occurred on January 1, 1996. The Acquisition was accounted for under the purchase method of accounting, whereby the respective assets and liabilities of Country Coach are recorded at their estimated fair values. The total purchase cost of the transaction is estimated to be approximately $9,510,000 and the excess of the purchase cost over the estimated fair value of net assets acquired is estimated to be approximately $8,244,000.

                        National R.V. Holdings, Inc.
                Unaudited Pro Forma Combined Balance Sheet
                         As of September 30, 1996
                              (in thousands)

                                National RV   Country
                                Holdings,Inc. Coach,Inc.
                                  Sept. 30,  Sept. 30,  Pro Forma    Combined
                                    1996     1996(1)   Adjustments  Pro Forma
                                  --------   --------  -----------   --------
Current Assets:
  Cash and cash equivalents      $  2,670   $ (  310)  $(   585)(A)  $  1,775
  Trade receivables, less
    allowance for doubtful
    accounts                        7,789      3,422                   11,211
  Inventories                      14,376     11,574                   25,950
  Deferred income taxes               780                                 780
  Prepaid expenses                    569        366                      935
                                 --------   --------   --------      --------
    Total current assets           26,184     15,052    (   585)       40,651

Restricted funds                    1,749          -                    1,749
Property, plant and
  equipment, net                   10,585      3,311                   13,896
Goodwill, net                           -          -      8,244 (B)     8,244
Other assets                            -        194                      194
                                 --------   --------   --------      --------
    Total Assets                 $ 38,518   $ 18,557   $  7,659      $ 64,734
                                 ========   ========   ========      ========
Current liabilities:
  Line of credit                        -   $    160   $  7,979 (C)  $  9,288
                                                          1,149 (D)
  Current portion of long-
    term debt                         146        283    (   265)(D)       164
    Accounts payable                3,301      4,043                    7,344
    Accrued expenses                2,321      2,185                    4,506
    Customer deposits                   -        910                      910
                                 --------   --------   --------      --------
      Total current liabilities     5,768      7,581      8,863        22,212

Deferred income taxes               1,738          -                    1,738
Long-term debt                      6,925      1,432    (   660)(D)     7,697
Commitments and contingencies
Stockholders equity:
  Preferred stock-$0.01 par value;
    5,000 shares authorized,
    4,000 issued and outstanding        -          -          -             -
  Common stock-$0.01 par value;
    10,000,000 shares authorized       59          3    (     3)(E)        64
                                                              5 (B)
  Additional paid-in capital       22,421        309    (   309)(E)    31,416
                                                          8,995 (B)
  Retained earnings                 9,555      9,232    ( 1,029)(E)     9,555
                                                        ( 7,979)(C)
                                                        (   224)(D)
  Less - cost of Treasury Stock   ( 7,948)         -          -      (  7,948)
                                 --------   --------   --------      --------
      Total stockholders' equity   24,087      9,544    (   544)       33,087
                                 --------   --------   --------      --------
        Total Liabilities and
          Stockholders' Equity   $ 38,518   $ 18,557   $  7,659      $ 64,734
                                 ========   ========   ========      ========

(1) As reclassified to conform with the Company's presentation of financial information.

See Accompanying Notes (A) to (E) to Unaudited Pro Forma Combined Financial Statements

                      National R.V. Holdings, Inc.
           Unaudited Pro Forma Combined Statement of Operations
                   For the Year Ended December 31, 1995
                  (in thousands, except per share data)

                               National RV   Country    Pro Forma     Combined
                             Holdings, Inc. Coach, Inc. Adjustments  Pro Forma
                                                (1)
                             -------------- ----------- -----------  ---------
Net sales                         $ 89,397    $ 67,833               $157,230
Cost of goods sold                  78,089      59,029                137,118
                                  --------    --------    -------    --------
    Gross profit                    11,308       8,804                 20,112
Selling expenses                     2,643       4,297                  6,940
General and administrative
  expenses                           2,455       1,363                  3,818
Goodwill amortization                    -           -        412 (a)     412
                                  --------    --------    -------    --------
    Total operating expenses         5,098       5,660        412      11,170
                                  --------    --------    -------    --------
       Operating income              6,210       3,144       (412)      8,942
Other expenses (income):
  Investment income                (   611)    (   142)                (  753)
  Interest expense                     614         499        650 (b)   1,763
  Other financing related
    costs and other                    178     (     5)                   173
                                  --------    --------    -------    --------
    Total other expenses               181         352        650       1,183
                                  --------    --------    -------    --------
    Income before income taxes
      and extraordinary items        6,029       2,792     (1,062)      7,759
Provision for income taxes           2,387           -        857 (c)   3,244
                                  --------    --------    -------    --------
Income before extraordinary items    3,642       2,792     (1,919)      4,515
Extraordinary items, net of taxes   (  616)          -          -      (  616)
                                  --------    --------    -------    --------
    Net Income                    $  3,026    $  2,792    $(1,919)   $  3,899
                                  ========    ========    =======    ========
Earnings per common share and
common equivalent share
  Income before extraordinary
    items                          $  0.75                            $  0.84
  Extraordinary items                (0.13)                             (0.11)
                                   -------                            -------
       Net Income                     0.62                               0.72

Earnings per common share and
  common equivalent share -
  fully diluted
    Income before extraordinary
      items                        $  0.75                            $  0.84
    Extraordinary items              (0.13)                             (0.11)
                                   -------                            -------
       Net Income                     0.62                               0.72

Weighted average number of shares:
    Primary                          4,845                    544 (d)   5,389
    Fully diluted                    4,857                    544 (d)   5,401

(1) As reclassified to conform with the Company's presentation of financial information.

See Accompanying Notes (a) to (d) to Unaudited Pro Forma Combined Financial
  Statements

                          National R.V. Holdings, Inc.
             Unaudited Pro Forma Combined Statement of Operations
                 For the Nine Months Ended September 30, 1996
                       (in thousands, except per share data)

                               National RV   Country    Pro Forma     Combined
                             Holdings, Inc. Coach, Inc. Adjustments  Pro Forma
                                                (1)
                             -------------- ----------- -----------  ---------
Net sales                         $ 94,958    $ 59,308               $154,266
Cost of goods sold                  82,183      51,207                133,390
                                  --------    --------    -------    --------
    Gross profit                    12,775       8,101                 20,876
Selling expenses                     2,367       3,691                  6,058
General and administrative
  expenses                           1,773       1,337                  3,110
Goodwill amortization                    -           -        309 (aa)    309
                                  --------    --------    -------    --------
    Total operating expenses         4,140       5,028        309       9,477
                                  --------    --------    -------    --------
       Operating income              8,635       3,073      ( 309)     11,399
Other expenses (income):
  Investment income                (   184)    (   270)                (  454)
  Interest expense                     237         327        451 (bb)    991
                                                            (  25)(cc)
  Other financing related
    costs and other                    114     (     1)                   113
                                  --------    --------    -------    --------
    Total other expenses               167          56        426         650
                                  --------    --------    -------    --------
    Income before income taxes
      and extraordinary items        8,468       3,017     (  735)     10,749
Provision for income taxes           3,434           -      1,036 (dd)  4,470
                                  --------    --------    -------    --------
Net Income                        $  5,034    $  3,017    $(1,772)   $  6,279
                                  ========    ========    =======    ========
Earnings per common share and
  common equivalent share          $  1.00                            $  1.12

Earnings per common share and
  common equivalent share -
  fully diluted                    $  0.99                            $  1.12

Weighted average number of shares:
    Primary                          5,045                    544 (ee)  5,589
    Fully diluted                    5,066                    544 (ee)  5,610

(1) As reclassified to conform with the Company's presentation of financial information.

See Accompanying Notes (aa) to (ee) to Unaudited Pro Forma Combined Financial
   Statements

                        National R.V. Holdings, Inc.
             Unaudited Pro Forma Combined Statement of Operations
                  For the Nine Months Ended September 30, 1995
                   (in thousands, except per share data)

                               National RV   Country    Pro Forma     Combined
                             Holdings, Inc. Coach, Inc. Adjustments  Pro Forma
                                                (1)
                             -------------- ----------- -----------  ---------
Net sales                         $ 65,814    $ 48,962               $114,776
Cost of goods sold                  56,901      42,352                 99,253
                                  --------    --------   -------     --------
    Gross profit                     8,913       6,610                 15,523
Selling expenses                     1,890       3,107                  4,997
General and administrative
  expenses                           1,820         947                  2,767
Goodwill amortization                    -           -       309(aaa)     309
                                  --------    --------    ------     --------
    Total operating expenses         3,710       4,054       309        8,073
                                  --------    --------    ------     --------
       Operating income              5,203       2,556      (309)       7,450
Other expenses (income):
  Investment income                (   604)    (    94)                (  698)
  Interest expense                     564         417       536(bbb)   1,517
  Other financing related
    costs and other                     79     (     3)                    76
                                  --------    --------    ------     --------
    Total other expenses                39         319       536          895
                                  --------    --------    ------     --------
    Income before income taxes
      and extraordinary items        5,164       2,236      (845)       6,555
Provision for income taxes           1,993           -       680(ccc)   2,673
                                  --------    --------   -------     --------
Income before extraordinary items    3,171       2,236    (1,525)       3,882
Extraordinary items, net of taxes   (  616)          -         -       (  616)
                                  --------    --------   -------     --------
    Net Income                    $  2,555    $  2,236   $(1,525)    $  3,266
                                  ========    ========   =======     ========
Earnings per common share and
common equivalent share
  Income before extraordinary
    items                          $  0.65                            $  0.72
  Extraordinary items                (0.13)                             (0.11)
                                   -------                            -------
       Net Income                     0.52                               0.60

Earnings per common share and
  common equivalent share -
  fully diluted
    Income before extraordinary
      items                        $  0.65                            $  0.72
    Extraordinary items              (0.13)                             (0.11)
                                   -------                            -------
       Net Income                     0.52                               0.60

Weighted average number of shares:
    Primary                          4,878                    544 (d)   5,422
    Fully diluted                    4,881                    544 (d)   5,425

(1) As reclassified to conform with the Company's presentation of financial information.

See Accompanying Notes (aaa) to (ddd) to Unaudited Pro Forma Combined Financial
  Statements

        Notes to Unaudited Pro Forma Combined Financial Statements

1. Pro Forma Adjustments

Unaudited Pro Forma Combined Balance Sheet

(A) To reflect expenditure of estimated professional fees and other costs incurred by National RV Holdings and Country Coach in connection with the Country Coach Acquisition

          National RV Holdings:
            Financial advisory                               $385
            Accounting                                         50
            Legal                                              75
                                                             ----
                                                                      510
          Country Coach:
            Accounting                                       $ 35
            Legal                                              40
                                                             ----
                                                                       75
                                                                     ----
          Total Country Coach Acquisition related expenditures       $585
                                                                     ====

(B) To record the estimated goodwill and equity relating to the Country Coach Acquisition based upon a purchase price of $9,510,000 composed of the issuance of 543,806 shares of Common Stock in exchange for the outstanding stock of Country Coach and the incurrance of $585,000 of acquisition related expenditures. See (A).

         Purchase price                                             $9,510
         Adjusted book value of Country Coach which
           approximates fair value (net assets acquired)             1,266
                                                                    ------
              Excess of purchase price over net assets
                 acquired (Goodwill)                                $8,244
                                                                    ======

         Country Coach historical book value as of
           September 30, 1996                               $9,544
         To reflect the payment of the October dividend
           to Country Coach shareholders                    (7,979)(see (C))
         To reflect expenses incurred by Country Coach on
           the acquisition                                     (75)(see (A))
         To reflect the extraordinary loss on the required
           pre-payment of debt                                (224)(see (D))
                                                            ------
              Adjusted book value of Country Coach which
                 approximates fair value                    $1,266
                                                            ======

(C) To reflect the dividend paid to Country Coach stockholders on October 21, 1996.

(D) To reflect the required pre-payment of a note to a fomer Country Coach shareholder and the extraordinary loss thereon. Such required pre-payment resulted from the Country Coach Acquisition.

(E)   To eliminate Country Coach's historical stockholders' equity.

Unaudited Pro Forma Combined Statement of Operations

(a) To reflect the amortization of the estimated goodwill resulting from the Country Coach Acquisition using the straight-line method over 20 years.

(b) To reflect interest expense (at an annual rate of 8.015%) arising from the debt incurred upon payment of the October dividend. See (C).

(c) To reflect the conversion of Country Coach to C-Corp. status and the pro forma provision for income taxes calculated at the statutory rates.

(d) To adjust weighted average shares outstanding for the shares issued in conjunction with the Country Coach Acquisition.

Unaudited Pro Forma Combined Statement of Operations for the Nine Months Ended
  September 30, 1996

(aa) To reflect the amortization of the estimated goodwill resulting from the Country Coach Acquisition using the straight-line method over 20 years.

(bb) To reflect interest expense (at an annual rate of 7.54%) arising from the debt incurred upon payment of the October dividend. See (C).

(cc) To reflect the interest expense (at an annual rate of 7.54%) arising form the pre-payment of a note to a former Country Coach Shareholder (see (D)) and to eliminate the interest expense on this note at an annual rate of 12.96%.

(dd) To reflect the conversion of Country Coach to C-Corp. status and the pro forma provision for income taxes calculated at the statutory rates.

(ee) To adjust weighted average shares outstanding for the shares issued in conjunction with the Country Coach Acquisition.

Unaudited Pro Forma Combined Statement of Operations for the Nine Months Ended
   September 30, 1995

(aaa) To reflect the amortization of the estimated goodwill resulting from the Country Coach Acquisition using the straight-line method over 20 years.

(bbb) To reflect interest expense (at an annual rate of 8.96%) arising from the debt incurred upon payment of the October dividend. See (C).

(ccc) To reflect the pro forma provision for income taxes calculated at the statutory rates.

(ddd) To reflect the conversion of Country Coach to C-Corp. status and the pro forma provision for income taxes calculated at the statutory rates.

         (c)  Exhibits

              A. Share Exchange Agreement, dated as of October 22, 1996, by and among National R.V. Holdings, Inc., Country Coach, Inc., Robert B. Lee, Jack L. Courtemanche, Terry N. Lee, Kenda M. Mason and Brenda J. Lee-Thomson (incorporated herein by reference from Exhibit A to the Company's current report on Form 8-K filed with the Securities and Exchange Commission on November 1, 1996).

              B. Press Release of the Company dated November 11, 1996.

                                   SIGNATURES
                                   ----------



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NATIONAL R.V. HOLDINGS, INC.



                                            By:  /s/ Stephen M. Davis
                                                 -----------------------
                                                 Name:  Stephen M. Davis
                                                 Title: Secretary


Dated: November 14, 1996